EXHIBIT 99.2

                         MARM 2003-5 Collateral Summary

      Pool             Group 1         Group 2         Group 3         Group 4         Group 5         Group 6          Total:
-----------------   ------------    ------------    ------------    ------------    ------------    ------------    ------------
  Total Balance      $99,571,938    $170,342,338     $29,019,891     $97,344,115     $21,620,604     $78,433,953    $496,332,839
   Avg Balance          $345,736        $496,625        $293,130        $325,566        $568,963        $207,497        $343,483
  WA Gross Rate            5.258%          5.618%          5.089%          5.492%          4.602%          5.582%          5.440%
   WA Net Rate             4.843%          5.201%          4.839%          5.223%          4.339%          5.167%          5.069%
     WA Roll                  36              60              35              59              83              60              54
 WA Gross Margin           2.254%          2.347%          2.266%          2.301%          2.588%          2.274%          2.314%
WA First Rate Cap          5.000%          5.000%          5.000%          5.030%          5.620%          5.000%          5.033%
   WA Max Rate            11.258%         10.618%         11.089%         10.522%         10.222%         10.582%         10.732%
     WA FICO                 717             709             721             707             745             711             713
   WA Orig LTV             77.55%          76.36%          75.37%          76.78%          58.54%          77.85%          76.08%
      CA %                 65.08%          76.27%          47.14%          49.50%          64.87%          45.06%          61.64%
    Prepay %               13.89%          10.00%          18.16%          10.37%          64.85%          15.97%          14.66%
   Full Doc %              22.50%          24.19%          24.78%          24.04%          79.75%          27.95%          26.87%
 Interest Only %           88.40%          89.97%          82.11%          69.87%          75.98%          84.26%          83.74%
   WA Rem Term               360             360             360             359             359             360             360

                                UBS Investment Bank
                        Collateral Stratification Report

                                   MARM 2003-5

                                                                    % of
                                                   Aggregate   Aggregate
Current Balance                    # of Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
<= $322,700.00                            794   $161,881,726       32.62     32.97      0.00     40.62     38.62     12.43     98.15
$322,700.01 - $450,000.00                 316    120,168,125       24.21     24.88     38.36     25.77     21.18      9.04      0.00
$450,000.01 - $650,000.00                 234    123,426,630       24.87     24.88     38.31     19.01     22.06     22.90      1.85
$650,000.01 - $850,000.00                  55     40,980,808        8.26      9.95     12.31      5.11      8.18      3.07      0.00
$850,000.01 - $1,050,000.00                35     32,828,550        6.61      4.66      8.17      9.49      5.68     27.70      0.00
$1,050,000.01 - $1,250,000.00               4      4,577,500        0.92      1.16      0.63      0.00      1.27      5.09      0.00
$1,250,000.01 - $1,450,000.00               2      2,659,500        0.54      0.00      0.00      0.00      0.00     12.30      0.00
$1,450,000.01 - $1,650,000.00               2      3,105,000        0.63      1.50      0.00      0.00      0.00      7.47      0.00
$1,650,000.01 - $1,850,000.00               1      1,800,000        0.36      0.00      1.06      0.00      0.00      0.00      0.00
$1,850,000.01 - $2,050,000.00               1      1,980,000        0.40      0.00      1.16      0.00      0.00      0.00      0.00
$2,250,000.01 >=                            1      2,925,000        0.59      0.00      0.00      0.00      3.00      0.00      0.00
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Total:                                  1,445   $496,332,839      100.00    100.00    100.00    100.00    100.00    100.00    100.00
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Minimum: $52,500.00
Maximum: $2,925,000.00
Average: $343,482.93

                                                                    % of
                                                   Aggregate   Aggregate
Current Rate                       # of Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
3.501% - 3.750%                             1       $998,440        0.20      0.00      0.00      0.00      0.00      4.62      0.00
3.751% - 4.000%                             2      1,569,008        0.32      0.59      0.00      0.00      0.00      4.54      0.00
4.001% - 4.250%                             3      1,707,800        0.34      0.00      0.00      0.55      0.00      7.16      0.00
4.251% - 4.500%                            25     12,572,173        2.53      1.19      0.50      1.71      1.40     38.23      0.52
4.501% - 4.750%                            85     28,908,019        5.82      7.84      1.82     16.00      7.27     16.24      3.53
4.751% - 5.000%                           159     56,602,819       11.40     19.77      7.00     32.30      8.30     14.53      5.61
5.001% - 5.250%                           233     83,972,791       16.92     25.88     15.09     26.03     15.97      5.64     10.43
5.251% - 5.500%                           339    113,066,166       22.78     27.45     19.21     13.62     26.26      4.48     28.71
5.501% - 5.750%                           312    100,983,272       20.35     12.25     26.76      8.13     21.23      1.95     25.18
5.751% - 6.000%                           170     57,448,987       11.57      3.82     16.70      1.65     11.46      0.00     17.30
6.001% - 6.250%                            58     20,612,213        4.15      1.01      7.12      0.00      2.60      2.61      5.58
6.251% - 6.500%                            30      9,007,050        1.81      0.19      3.27      0.00      1.84      0.00      1.85
6.501% - 6.750%                            14      4,744,700        0.96      0.00      1.51      0.00      1.71      0.00      0.66
6.751% - 7.000%                             8      2,371,600        0.48      0.00      0.82      0.00      0.49      0.00      0.63
7.001% - 7.250%                             2        435,900        0.09      0.00      0.20      0.00      0.10      0.00      0.00
7.251% - 7.500%                             4      1,331,900        0.27      0.00      0.00      0.00      1.37      0.00      0.00
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Total:                                  1,445   $496,332,839      100.00    100.00    100.00    100.00    100.00    100.00    100.00
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Minimum: 3.550%
Maximum: 7.500%
Weighted Average: 5.440%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

Sep 25, 2003 14:53                                                 Page 1  of  6

                                UBS Investment Bank
                        Collateral Stratification Report

                                   MARM 2003-5

                                                                    % of
                                                   Aggregate   Aggregate
Index                              # of Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
6 MO LIBOR                              1,419   $479,212,077       96.55    100.00    100.00    100.00    100.00     20.81    100.00
1 YR CMT                                   25     16,521,517        3.33      0.00      0.00      0.00      0.00     76.42      0.00
1 YR LIBOR                                  1        599,245        0.12      0.00      0.00      0.00      0.00      2.77      0.00
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Total:                                  1,445   $496,332,839      100.00    100.00    100.00    100.00    100.00    100.00    100.00

                                                                    % of
                                                   Aggregate   Aggregate
Months to Roll                     # of Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
33                                          2       $219,920        0.04      0.12      0.00      0.33      0.00      0.00      0.00
34                                         10      3,036,400        0.61      1.24      0.00      6.20      0.00      0.00      0.00
35                                         73     26,218,609        5.28     15.62      0.00     36.75      0.00      0.00      0.00
36                                        301     98,864,900       19.92     82.76      0.00     56.71      0.00      0.00      0.00
37                                          1        252,000        0.05      0.25      0.00      0.00      0.00      0.00      0.00
55                                          2      1,149,000        0.23      0.00      0.32      0.00      0.62      0.00      0.00
56                                          2        560,200        0.11      0.00      0.00      0.00      0.26      0.00      0.39
57                                          1        371,600        0.07      0.00      0.22      0.00      0.00      0.00      0.00
58                                         41     15,116,257        3.05      0.00      1.30      0.00     12.97      0.00      0.35
59                                        230     77,221,021       15.56      0.00     20.54      0.00     30.55      0.00     15.92
60                                        743    251,548,728       50.68      0.00     77.61      0.00     55.60      0.00     83.15
61                                          1        153,600        0.03      0.00      0.00      0.00      0.00      0.00      0.20
82                                          8      1,831,952        0.37      0.00      0.00      0.00      0.00      8.47      0.00
83                                         27     17,515,653        3.53      0.00      0.00      0.00      0.00     81.01      0.00
84                                          3      2,273,000        0.46      0.00      0.00      0.00      0.00     10.51      0.00
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Total:                                  1,445   $496,332,839      100.00    100.00    100.00    100.00    100.00    100.00    100.00
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Minimum: 33
Maximum: 84
Weighted Average: 54

                                                                    % of
                                                   Aggregate   Aggregate
Gross Margin                       # of Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
2.001% - 2.250%                         1,292   $426,313,380       85.89     98.83     80.51     96.77     89.73      2.77     95.29
2.251% - 2.500%                            15     13,939,048        2.81      0.70      0.26      0.00      0.00     59.22      0.00
2.501% - 2.750%                           138     56,080,411       11.30      0.47     19.23      3.23     10.27     38.01      4.71
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Total:                                  1,445   $496,332,839      100.00    100.00    100.00    100.00    100.00    100.00    100.00
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Minimum: 2.250%
Maximum: 2.750%
Weighted Average: 2.314%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

Sep 25, 2003 14:53                                                   Page 2 of 6

                             UBS Investment Bank
                        Collateral Stratification Report

                                   MARM 2003-5

                                                                    % of
                                                   Aggregate   Aggregate
First Rate Cap                     # of Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
5.000%                                  1,430   $480,005,546       96.71    100.00    100.00    100.00     97.00     38.01    100.00
6.000%                                     15     16,327,293        3.29      0.00      0.00      0.00      3.00     61.99      0.00
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Total:                                  1,445   $496,332,839      100.00    100.00    100.00    100.00    100.00    100.00    100.00
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.033%

                                                                    % of
                                                   Aggregate   Aggregate
Periodic Rate Cap                  # of Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
1.000%                                    968   $332,798,531       67.05      0.00    100.00      0.00     84.87      6.50    100.00
2.000%                                    477    163,534,308       32.95    100.00      0.00    100.00     15.13     93.50      0.00
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Total:                                  1,445   $496,332,839      100.00    100.00    100.00    100.00    100.00    100.00    100.00
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Minimum: 1.000%
Maximum: 2.000%
Weighted Average: 1.329%

                                                                    % of
                                                   Aggregate   Aggregate
Maximum Rate                       # of Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
9.251% - 9.500%                             9     $2,623,315        0.53      0.00      0.50      0.00      1.40      0.00      0.52
9.501% - 9.750%                            43     15,842,594        3.19      0.00      1.82      0.00      7.27     13.41      3.53
9.751% - 10.000%                           80     29,112,036        5.87      0.59      7.00      0.00      8.30     19.07      5.61
10.001% - 10.250%                         144     52,359,981       10.55      0.00     15.09      0.55     15.97     12.79     10.43
10.251% - 10.500%                         262     91,725,425       18.48      1.19     19.21      1.71     26.26     42.72     28.71
10.501% - 10.750%                         306    100,485,087       20.25      7.84     26.76     16.00     21.23      9.40     25.18
10.751% - 11.000%                         233     79,300,578       15.98     19.77     16.70     32.30      8.46      0.00     17.30
11.001% - 11.250%                         148     52,931,923       10.66     25.88      7.12     26.03      2.60      2.61      5.58
11.251% - 11.500%                         121     40,106,650        8.08     27.45      3.27     13.62      1.84      0.00      1.85
11.501% - 11.750%                          63     19,306,750        3.89     12.25      1.51      8.13      1.71      0.00      0.66
11.751% - 12.000%                          26      9,579,800        1.93      3.82      0.82      1.65      3.49      0.00      0.63
12.001% - 12.250%                           4      1,436,800        0.29      1.01      0.20      0.00      0.10      0.00      0.00
12.251% - 12.500%                           6      1,521,900        0.31      0.19      0.00      0.00      1.37      0.00      0.00
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Total:                                  1,445   $496,332,839      100.00    100.00    100.00    100.00    100.00    100.00    100.00
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Minimum: 9.375%
Maximum: 12.500%
Weighted Average: 10.732%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

Sep 25, 2003 14:53                                                   Page 3 of 6

                             UBS Investment Bank
                        Collateral Stratification Report

                                   MARM 2003-5

                                                                    % of
                                                   Aggregate   Aggregate
FICO Scores                        # of Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Not Available 0                             4     $1,107,750        0.22      0.00      0.00      0.66      0.94      0.00      0.00
561 - 580                                   1        750,000        0.15      0.00      0.44      0.00      0.00      0.00      0.00
601 - 620                                   1        564,963        0.11      0.00      0.00      0.00      0.00      2.61      0.00
621 - 640                                  25      9,258,900        1.87      0.30      2.64      0.00      4.45      0.00      0.18
641 - 660                                  94     29,999,820        6.04      5.26      6.81      2.25      8.64      0.00      5.22
661 - 680                                 230     82,676,148       16.66     19.28     15.81     15.74     16.60      7.30     18.15
681 - 700                                 280     96,318,268       19.41     18.67     22.13     20.10     18.17      7.09     19.11
701 - 720                                 260     80,265,121       16.17     13.00     16.58     12.15     15.66     13.07     22.29
721 - 740                                 181     58,354,340       11.76     12.16     11.20     19.00     11.56      7.49     11.20
741 - 760                                 158     61,290,530       12.35     12.46     11.22     11.52     11.65     29.40     11.14
761 - 780                                 128     44,318,415        8.93     11.22      7.65     13.07      8.68      2.76      9.29
781 - 800                                  72     27,308,783        5.50      7.40      4.55      5.51      2.74     24.56      3.35
801 - 820                                  11      4,119,800        0.83      0.27      0.98      0.00      0.92      5.71      0.07
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Total:                                  1,445   $496,332,839      100.00    100.00    100.00    100.00    100.00    100.00    100.00
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Minimum (not less than 400): 573
Maximum: 812
Weighted Average: 713

                                                                    % of
                                                   Aggregate   Aggregate
Loan To Value Ratio                # of Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
<= 50.00%                                  31    $14,141,108        2.85      1.02      1.99      3.29      2.32     24.25      1.63
50.01% - 55.00%                            14      4,400,204        0.89      0.99      0.35      2.80      0.26      5.41      0.74
55.01% - 60.00%                            21     13,326,400        2.68      0.11      3.92      0.00      3.16     12.14      1.07
60.01% - 65.00%                            37     21,527,849        4.34      4.12      3.42      4.81      5.24     18.80      1.32
65.01% - 70.00%                            59     23,724,966        4.78      4.03      5.31      7.66      4.20     12.46      2.10
70.01% - 75.00%                           120     45,849,750        9.24      6.28     10.25     13.15     12.25      2.25      7.54
75.01% - 80.00%                         1,123    363,265,271       73.19     82.87     73.98     68.30     64.85     22.73     85.25
80.01% - 85.00%                             2        603,600        0.12      0.00      0.00      0.00      0.62      0.00      0.00
85.01% - 90.00%                            12      3,556,253        0.72      0.00      0.48      0.00      2.09      1.95      0.35
90.01% - 95.00%                            26      5,937,437        1.20      0.57      0.29      0.00      5.01      0.00      0.00
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Total:                                  1,445   $496,332,839      100.00    100.00    100.00    100.00    100.00    100.00    100.00
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Minimum: 15.71
Maximum: 95.00
Weighted Average: 76.08

                                                                    % of
                                                   Aggregate   Aggregate
Amortization                       # of Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Interest Only                           1,179   $415,644,490       83.74     88.40     89.97     82.11     69.87     75.98     84.26
Fully Amortizing                          266     80,688,349       16.26     11.60     10.03     17.89     30.13     24.02     15.74
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Total:                                  1,445   $496,332,839      100.00    100.00    100.00    100.00    100.00    100.00    100.00

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

Sep 25, 2003 14:53                                                   Page 4 of 6

                             UBS Investment Bank
                        Collateral Stratification Report

                                   MARM 2003-5

                                                                    % of
                                                   Aggregate   Aggregate
Top 5 States                       # of Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
California                                737   $305,949,174       61.64     65.08     76.27     47.14     49.50     64.87     45.06
Georgia                                    77     21,261,456        4.28      3.61      3.12      7.72      4.31      3.86      6.47
Colorado                                   77     20,356,537        4.10      3.75      2.04      7.96      3.91      2.52      8.28
Florida                                    70     19,413,653        3.91      5.75      2.09      8.43      5.06      1.30      3.14
Washington                                 72     17,711,433        3.57      2.63      1.50      3.36      4.60      2.61      8.30
Other                                     412    111,640,585       22.49     19.17     14.97     25.39     32.62     24.84     28.76
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Total:                                  1,445   $496,332,839      100.00    100.00    100.00    100.00    100.00    100.00    100.00

                                                                    % of
                                                   Aggregate   Aggregate
Prepay Original Term               # of Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
0                                       1,231   $423,552,929       85.34     86.11     90.00     81.84     89.63     35.15     84.03
12                                          1        322,700        0.07      0.00      0.00      0.00      0.00      1.49      0.00
30                                          1        299,492        0.06      0.00      0.00      0.00      0.00      1.39      0.00
36                                         65     22,255,590        4.48     13.89      0.00     18.16      0.00     14.58      0.00
60                                        147     49,902,128       10.05      0.00     10.00      0.00     10.37     47.40     15.97
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Total:                                  1,445   $496,332,839      100.00    100.00    100.00    100.00    100.00    100.00    100.00

                                                                    % of
                                                   Aggregate   Aggregate
Document Type                      # of Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Reduced                                 1,005   $353,055,852       71.13     77.50     75.81     75.22     66.26     18.13     72.05
Full                                      393    133,372,307       26.87     22.50     24.19     24.78     24.04     79.75     27.95
No Doc                                     34      5,992,287        1.21      0.00      0.00      0.00      6.16      0.00      0.00
Stated Doc                                  7      2,281,813        0.46      0.00      0.00      0.00      1.87      2.12      0.00
No Ratio                                    6      1,630,580        0.33      0.00      0.00      0.00      1.68      0.00      0.00
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Total:                                  1,445   $496,332,839      100.00    100.00    100.00    100.00    100.00    100.00    100.00

                                                                    % of
                                                   Aggregate   Aggregate
Loan Purpose                       # of Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Purchase                                  793   $267,732,276       53.94     58.83     57.68     47.86     52.44     27.06     51.15
Cash Out Refinance                        315    117,261,784       23.63     20.19     23.64     24.24     24.49     33.90     23.82
Rate/Term Refinance                       336    110,829,380       22.33     20.98     18.39     27.89     23.06     39.04     25.02
Construction to Perm                        1        509,400        0.10      0.00      0.30      0.00      0.00      0.00      0.00
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Total:                                  1,445   $496,332,839      100.00    100.00    100.00    100.00    100.00    100.00    100.00

                                                                    % of
                                                   Aggregate   Aggregate
Owner Occupancy Status             # of Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Primary                                 1,376   $477,010,862       96.11     97.65     94.74     94.76     96.60     97.25     96.68
Investor                                   55     16,515,084        3.33      2.35      4.97      5.24      2.24      1.27      2.22
Secondary                                  14      2,806,893        0.57      0.00      0.29      0.00      1.16      1.47      1.10
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Total:                                  1,445   $496,332,839      100.00    100.00    100.00    100.00    100.00    100.00    100.00

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

Sep 25, 2003 14:53                                                   Page 5 of 6

                                UBS Investment Bank
                        Collateral Stratification Report

                                   MARM 2003-5

                                                                    % of
                                                   Aggregate   Aggregate
Property Type                      # of Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Single Family                             919   $320,734,762       64.62     67.52     64.81     63.16     64.11     72.81     59.45
Planned Unit Development                  351    122,718,989       24.73     24.72     28.20     18.56     24.13     17.47     22.20
Condominium                               150     40,590,179        8.18      7.14      5.60     14.24      6.16      6.50     15.80
Two- to Four Family                        24     11,924,908        2.40      0.61      1.17      4.04      5.59      3.23      2.55
Coop                                        1        364,000        0.07      0.00      0.21      0.00      0.00      0.00      0.00
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Total:                                  1,445   $496,332,839      100.00    100.00    100.00    100.00    100.00    100.00    100.00

                                                                    % of
Stated Remaining Term                              Aggregate   Aggregate
to Maturity                        # of Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
355                                         2     $1,149,000        0.23      0.00      0.32      0.00      0.62      0.00      0.00
356                                         2        560,200        0.11      0.00      0.00      0.00      0.26      0.00      0.39
357                                         3        591,520        0.12      0.12      0.22      0.33      0.00      0.00      0.00
358                                        59     19,984,609        4.03      1.24      1.30      6.20     12.97      8.47      0.35
359                                       329    120,675,283       24.31     15.62     20.54     35.79     30.55     81.01     15.92
360                                     1,050    353,372,228       71.20     83.01     77.61     57.68     55.60     10.51     83.34
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Total:                                  1,445   $496,332,839      100.00    100.00    100.00    100.00    100.00    100.00    100.00
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Minimum: 355
Maximum: 360
Weighted Average: 360

                                                                    % of
                                                   Aggregate   Aggregate
Originator                         # of Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Greenpoint Mortgage Corporation         1,363   $464,484,010       93.58    100.00    100.00    100.00     84.87     20.81    100.00
First Republic                             13     12,803,048        2.58      0.00      0.00      0.00      0.00     59.22      0.00
American Home Mortgage                     55     11,803,067        2.38      0.00      0.00      0.00     12.13      0.00      0.00
Alliance Bancorp                            1      2,925,000        0.59      0.00      0.00      0.00      3.00      0.00      0.00
Nexstar                                     5      2,014,757        0.41      0.00      0.00      0.00      0.00      9.32      0.00
Cendant Mortgage                            7      1,703,712        0.34      0.00      0.00      0.00      0.00      7.88      0.00
Platinum                                    1        599,245        0.12      0.00      0.00      0.00      0.00      2.77      0.00
                                   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Total:                                  1,445   $496,332,839      100.00    100.00    100.00    100.00    100.00    100.00    100.00

                                                                    % of
                                                   Aggregate   Aggregate
Originator                         # of Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Wamu                                    1,009   $348,348,229       70.18    100.00       100      0.00      0.00      0.00    100.00
Greenpoint                                354    116,135,781       23.40      0.00      0.00    100.00     84.87     20.81      0.00
Alliance Mortgage                          57     15,327,312        3.09      0.00      0.00      0.00     15.13      2.77      0.00
First Republic                             13     12,803,048        2.58      0.00      0.00      0.00      0.00     59.22      0.00
Cenlar                                      5      2,014,757        0.41      0.00      0.00      0.00      0.00      9.32      0.00
Cendant                                     7      1,703,712        0.34      0.00      0.00      0.00      0.00      7.88      0.00
--------------------------------   ----------   ------------   ---------   -------   -------   -------   -------   -------   -------
Total:                                  1,445   $496,332,839      100.00    100.00       100    100.00    100.00    100.00    100.00

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

Sep 25, 2003 14:53                                                   Page 6 of 6